United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2007
Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-12069	22-2433468

(State or other	(Commission File Number)	(IRS Employer Identification No.)
jurisdiction of
incorporation)
Commerce Atrium, 1701 Route 70 East
Cherry Hill, NJ 08034-5400
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (856) 751-9000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-10.1: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.2: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.3: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.4: AMENDED AND RESTATED EMPLOYMENT AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
On October 2, 2007, The Toronto-Dominion Bank (“TD”), Cardinal Merger Co., an indirect wholly-owned subsidiary of TD (“Merger Sub”), and Commerce Bancorp, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, whereupon the separate corporate existence of Merger Sub will cease and the Company will survive as a subsidiary of TD (the “Merger”).
Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both TD and the Company, upon the completion of the Merger each share of Company common stock will be converted into the right to receive (i) 0.4142 shares of TD common stock, and (ii) an amount in cash equal to $10.50, with additional cash to be paid in lieu of fractional shares. Company stock options will become fully vested and will convert upon completion of the Merger into stock options to purchase TD common stock, subject to adjustment pursuant to the Merger Agreement.
The Merger Agreement contains representations, warranties, and covenants of TD and the Company, including, among others, a covenant that requires the Company (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period (without the prior written consent of TD). Subject to certain terms and conditions, the board of directors of the Company will recommend the approval of the plan of merger contained in the Merger Agreement by its shareholders, and it will put the matter before the shareholders for their consideration. The Company has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.
Consummation of the Merger is subject to various conditions, including (i) receipt of the requisite approval of the holders of Company common stock, (ii) receipt of regulatory approvals, (iii) the absence of any law or order prohibiting the closing, and (iv) effectiveness of the registration statement to be filed by TD with respect to the stock to be issued in the Merger. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the representations and warranties of the other party and (ii) compliance of the other party with its covenants in all material respects.
The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference.
The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about TD, the Company, or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company, on the one hand, and by TD and Merger Sub, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement.
The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the Company, on the one hand, and TD and Merger Sub, on the other hand. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company, TD or Merger Sub at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Pursuant to previously granted authority, the Company developed a multi-tier framework for employment agreements to be offered to twenty-one Commerce executives. The framework provides for retention based incentives, uniformity of employment terms, separation payments and restrictive covenants based upon the respective tiers. The Board of Directors approved, and prior to entering into the Merger Agreement on October 2, 2007, the Company entered into, separate Amended and Restated Employment Agreements between itself and each of Dennis M. DiFlorio, Chairman of Commerce Bank, N.A., Douglas J. Pauls, Chief Financial Officer, George E. Norcross, III, Chairman and Chief Executive Officer of Commerce Banc Insurance Services, Inc. (“CBIS”) and Robert D. Falese, Jr., Chief Executive Officer of Commerce Bank, N.A. (collectively, the “Senior Officers”), as well as seventeen other executives.
The Amended and Restated Employment Agreement by and between the Company and each of Dennis M. DiFlorio (the “DiFlorio Agreement”), Douglas J. Pauls (the “Pauls Agreement”), George E. Norcross, III (the “Norcross Agreement”) and Robert D. Falese, Jr. (the “Falese Agreement” and, collectively, the “Employment Agreements”) each became effective on October 2, 2007. The Employment Agreements provide that each Senior Officer will be employed for a term of three years from the date of their Employment Agreement or, in the event of a change in control of the Company within the first 18 months of the term of their Employment Agreement, three years from the date of the consummation of the change in control. Subject to the provisions of each Employment Agreement, the Company agrees to provide Messrs. DiFlorio, Pauls, Norcross and Falese with base salary of not less than $1,000,000, $600,000, $988,000 and $900,000, respectively, per year during the term of employment unless the Senior Officer (i) resigns voluntarily, (ii) is terminated for cause or (iii) dies while employed under the agreement. The Employment Agreements also provide that the Senior Officers are eligible to receive a discretionary bonus with a target amount of $500,000 (or $250,000 in the case of Mr. Pauls) per year for each Senior Officer if objective and reasonable performance metrics are achieved with respect to both corporate and personal performance. Additionally, if a change in control of the Company occurs during the term of the Employment Agreements and such Senior Officer does not voluntarily resign or is not terminated for cause during the three years after the change in control, Messrs. DiFlorio, Pauls, Norcross and Falese will receive a change in control payment in the aggregate amount of $7,627,500, $4,000,000, $7,591,500 and $7,327,500, respectively, to be paid in four equal installments beginning on the later of (i) the closing date of the change in control or (ii) January 1, 2008, and thereafter paid on each successive anniversary of the closing date, subject to the Senior Officer not voluntarily resigning or being terminated for cause during such three-year period. If the Company determines in good faith that any payment made under any Employment Agreement qualifies as a “parachute payment” under Section 280G of the Internal Revenue Code, such payment may be subject to a cutback in accordance with the terms of such Employment Agreement and applicable provisions of law.
The DiFlorio Agreement, the Pauls Agreement and the Falese Agreement each include a non-competition and non-solicitation provision that extends throughout the term of employment and for a period of 12 months following the termination of employment for any reason.
The Norcross Agreement provides that the Company will negotiate in good faith with Mr. Norcross to effect the sale of CBIS to him or a group organized by him, and will use its best efforts to cause the negotiation to be completed within 60 days of the effective date of the Norcross Agreement. If and when any such sale occurs, Mr. Norcross will cease to be an employee of the Company and such termination will be deemed involuntary for the purposes of the Norcross Agreement (other than for purposes of Mr. Norcross’s base salary, which will cease as of the date of such sale). If such sale is not completed for any reason, Mr. Norcross can resign and such termination of employment will be deemed involuntary for all purposes under the Norcross Agreement. The Norcross Agreement also includes non-competition and non-solicitation provisions that extend throughout the term of employment and for a period of 6 months following the termination of employment for any reason, except that (i) termination of employment pursuant to the sale of CBIS will make the non-competition and non-solicitation provisions immediately inapplicable, and (ii) termination of employment pursuant to a non-sale condition will make such provisions inapplicable on the later of (x) three months after the occurrence of a non-sale condition, or (y) 30 days after the date of the closing of the change in control of the Company.
The foregoing descriptions of the DiFlorio Agreement, the Pauls Agreement, the Norcross Agreement and the Falese Agreement are not complete and are qualified in their entirety by reference to those agreements, copies of which are filed as Exhibits 10.1,

10.2, 10.3 and 10.4, respectively, hereto and are hereby incorporated into this report by reference.
Item 8.01 Other Events.
As discussed above, the Company has agreed to negotiate the sale of the stock of CBIS (but excluding the sale of any stock or assets of eMoney Advisor, Inc., a subsidiary of CBIS) to George E. Norcross, III, a member of the board of directors of the Company, or a group organized by Mr. Norcross. Any such agreement for the sale of CBIS must be entered into within 60 days from the date of the Merger Agreement and is subject to the consent of TD (which may be withheld in TD’s sole discretion and will be deemed granted if TD does not provide notice to the Company that it does not consent within 30 days of entry into an agreement to sell CBIS). The board of directors has established a special committee of directors to evaluate the sale of CBIS.
*      *      *
Forward Looking Statements
The information presented may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and any comparable “safe harbour” provisions of applicable Canadian legislation, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions.  Such statements are based upon the current beliefs and expectations of our management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements.  The following factors, among others, could cause or contribute to such material differences:  the ability to obtain the approval of the transaction by Commerce Bancorp, Inc. stockholders; the ability to realize the expected synergies resulting for the transaction in the amounts or in the timeframe anticipated; the ability to integrate Commerce Bancorp, Inc.’s businesses into those of TD Bank Financial Group in a timely and cost-efficient manner; and the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe.  Additional factors that could cause TD Bank Financial Group’s and Commerce Bancorp, Inc.’s results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 40-F for The Toronto-Dominion Bank and the 2006 Annual Report on Form 10-K of

Commerce Bancorp, Inc. filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
            The proposed merger transaction involving The Toronto-Dominion Bank and Commerce Bancorp, Inc. will be submitted to Commerce Bancorp’s shareholders for their consideration. Shareholders are encouraged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information.  Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about The Toronto-Dominion Bank and Commerce Bancorp, Inc., without charge, at the SEC’s Internet site (http://www.sec.gov).  Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, by directing a request to TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations, (416) 308-9030, or to Commerce Bancorp, Inc., Shareholder Relations, 1701 Route 70 East, Cherry Hill, NJ 08034-5400, (856) 751-9000.
            The Toronto-Dominion Bank, Commerce Bancorp, Inc., their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2006, which was filed with the Securities and Exchange Commission on December 11, 2006, and its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the Securities and Exchange Commission on February 23, 2007.  Information regarding Commerce Bancorp, Inc.’s directors and executive officers is available in Commerce Bancorp, Inc.’s proxy statement for its most recent annual meeting, which was filed with the Securities and Exchange Commission on April 13, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated October 2, 2007, by and among The Toronto-Dominion Bank, Cardinal Merger Co. and Commerce Bancorp, Inc.

Exhibit
Number	Description

Exhibit 10.1	Amended and Restated Employment Agreement, dated October 2, 2007, between Commerce Bancorp, Inc. and Dennis M. DiFlorio.

Exhibit 10.2	Amended and Restated Employment Agreement, dated October 2, 2007, between Commerce Bancorp, Inc. and Douglas J. Pauls.

Exhibit 10.3	Amended and Restated Employment Agreement, dated October 2, 2007, between Commerce Bancorp, Inc. and George E. Norcross, III.

Exhibit 10.4	Amended and Restated Employment Agreement, dated October 2, 2007, between Commerce Bancorp, Inc. and Robert D. Falese.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2007	COMMERCE BANCORP, INC.
	By:	/s/ Douglas J. Pauls
Douglas J. Pauls
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated October 2, 2007, by and among The Toronto-Dominion Bank, Cardinal Merger Co. and Commerce Bancorp, Inc.

Exhibit 10.1	Amended and Restated Employment Agreement, dated October 2, 2007, between Commerce Bancorp, Inc. and Dennis M. DiFlorio.

Exhibit 10.2	Amended and Restated Employment Agreement, dated October 2, 2007, between Commerce Bancorp, Inc. and Douglas J. Pauls.

Exhibit 10.3	Amended and Restated Employment Agreement, dated October 2, 2007, between Commerce Bancorp, Inc. and George E. Norcross, III.

Exhibit 10.4	Amended and Restated Employment Agreement, dated October 2, 2007, between Commerce Bancorp, Inc. and Robert D. Falese.